Ameristock Mutual Fund (AMSTX)
Mutual Shareholder Services
1301 East Ninth Street- 36th Floor
Cleveland, OH  44114
(800) 394-5064		http://www.ameristock.com

SEMI-ANNUAL REPORT
December 31, 1998

Welcome, Y2K, The Nifty Fifty Trap

The total return for the Ameristock Mutual Fund was 31.91% for the calendar year 1998. (Annualized total returns for 3 years was 29.72% and since inception was 31.31%) This marks the third year in a row Ameristock ended ahead of over 80% of all the other large-cap funds in our category according to Morningstar. In addition, Ameristock outperformed the S&P500 by 3.3% which was up an amazing 28.6% itself.

While we cannot say that the returns Ameristock has achieved will continue, we can promise that the consistent philosophy and consistent investing style that put us in the top fifth of our Morningstar category will continue.

Welcome

Hello, and welcome to the Ameristock Mutual Fund. Odds are, this is the first time you have ever received a report from us. You see, we know this because the last time we sent one out, our assets were about $12 million and we had around 300 investors. Today we stand at $40 million in assets and over 1,300 investors! A growth rate of over 200% in assets and 300% in investors in six months!

We would like to thank Money Magazine, Kiplingers, and of course Mutual Funds Magazine for writing such nice things about Ameristock. They are probably the reason you invested with us. What they did not tell you about us is that Ameristock is only successful because we have some of the best people in the world investing with us... you, and that you realize that by investing you are assuming some risks and responsibilities.

Risks:
Markets can and do go down. In a 30% bear market our NAV will be about $25. If you are not prepared to see $25 on your statement OR you think you are smart enough to recognize when the market is heading down and get out in time, Ameristock is not for you. Please redeem your shares today.

Responsibilities:
Ameristock invests in the biggest and best blue chip companies for the long run. Your investment in Ameristock should therefore also be for the long run (3 to 5 years if not longer). By keeping your money invested at all times we are able to keep our promise of keeping turnover and capital gains taxes to a minimum. If you invest today just to withdraw next month because Ameristock is lagging, then Ameristock is also not for you.
Please redeem your shares today.

Sorry to be so harsh but any mutual fund is really a partnership between the manager and the shareholders. In large funds the partnership may not seem like much but is very important in a small fund. It is the reason you can reach me at anytime (a machine may answer but I will call you back if you leave a clear phone number). Speaking about calling Ameristock; we have a new phone system.

When you call the (800) 394-5064 phone number you will be greeted by a machine that gives you four choices.
     #1  Ameristock's Daily Net Asset Value
     #2 To request Prospectuses and Applications ONLY. An answering service. #3 If you have a question about your account, want to establish automatic investing, or want to redeem shares.
         Our transfer agent, Mutual Shareholder Services.
     #4  If you have a question about the Fund or have any problems.  Me.


Y2K

The year 2000 computer problem and Ameristock's position on it: We have reviewed our internal computer systems and believe they are in compliance.
We have also asked about our outside vendors systems and have been given either verbal or written confirmation of compliance. We are not requesting any special Y2K audits as we believe that this is overkill and would only serve to push the cost of running the Fund up. In addition, we cannot vouch for, nor have we requested the readiness of electricity, phones, planes, or any of the millions of products the companies Ameristock invests in or uses. There may be a catastrophic event next New Years Day. If you believe this event may happen, please redeem your shares now before the event. If you are like us and believe this will turn out to be a non-event, please enjoy the millenium and save your confirmation statements.


The Nifty Fifty Trap

Back in 1972 the market was being led by fifty of the largest and fastest growing companies such as Coca-Cola, Xerox, Avon, and Polaroid. It was felt that because these companies future prospects were so bright that almost any price could be paid for them because eventually they would grow into the valuation. Over the next 20 years this theory held true, as we all know. Unfortunately the bear market of 1973/74 knocked these firms' stock prices down the hardest and only those people who could afford to wait the full 20 years got any reasonable returns. Now while we are a buy and hold Fund, even 20 years is a long time.

So that Ameristock does not get caught up in today's nifty fifty stocks (Cisco, Amazon.com, AOL, Yahoo...). We will be switching from the largest and those fully valued firms in our universe (companies with a market capitalization of $15 billion and above) to those smaller and more under appreciated firms still within our universe. An example of this resolve for 1999 is our selling of Lucent Technologies (Market Cap- $153 billion, P/E- 158, Div Yield- .2%) and buying Allstate (Market Cap- $31 billion, P/E- 10, Div Yield- 1.4%).

In the June 1998 Annual Report I recommended that over the course of the business cycle, your portfolio should be from 20% to 40% in large capitalization equities like the ones Ameristock invests in and that "Now is the time to be at 20%". This belief has not changed.

Ameristock is a no-load, value based, domestic, equity-income fund that invests in large capitalization companies. Thank you for investing in the Ameristock Mutual Fund and please tell you friends about us.

The Annual Meeting of Shareholders was scheduled for December 12, 1998 for the purpose of electing Directors. A quorum was not present and therefore no vote was taken. Consequently, the Directors in office will continue to serve until their successors are duly elected and qualified.

Nicholas D. Gerber  (January 8, 1999)


CHART SHOWING AMERISTOCK VS. S&P500 w/ Divs.

Ameristock Mutual Fund
Schedule of Investments
December 31, 1998
Unaudited
                                                 							 Market
Industry 	      		Company	              Symbol	 Shares 		 Value
Automotive	8.32%		Ford Motor Co.	       F	      27,310 		 $1,602,756
               			General Motors Corp.	 GM    	 19,120 		 $1,368,275
Broadcasting &	 Entertainment	0.59%
                		Disney Co. (Walt)    	DIS	     7,070 		 $212,100
Capital Goods	6.27%
                 	Boeing Co.           	BA	     12,860 		 $419,558
               			Caterpillar	          CAT	    30,400 		 $1,398,400
               			General Electric     	GE	      4,100 		 $418,456
Chemicals & Fertilizer	4.79%
                  Du Pont de Nemours   	DD     	 5,700 		 $302,456
               			Dow Chemical         	DOW   	 15,460 		 $1,405,894
Consumer Staples	8.73%
                  Coca- Cola Co.       	KO	      5,280 		 $353,100
               			McDonalds Corp.	      MCD	     2,900 		 $222,213
               			Philip Morris        	MO	     27,610 		 $1,477,135
               			Pepsico              	PEP	    16,860 		 $690,206
               			Proctor & Gamble Co. 	PG	      4,100 		 $374,381
Diversified	3.74%	Minnesota Min & Mfg. 	MMM	    18,760 		 $1,334,305
Electronics	9.29%	Hewlett Packard Co.	  HWP	     9,700 		 $662,631
               			Intl Bus Machines	    IBM	     9,400 		 $1,736,650
               			Intel Corp.	          INTC	    7,740 		 $917,674
Financial Services	16.60%
                 	Assoc First Cap Corp 	AFS   	 16,958 		 $718,595
              	 		Am Intl Group	        AIG	     3,510 		 $339,154
               			Bankamerica Corp.	    BAC	    24,577 		 $1,477,693
               			CitiGroup            	C	      26,775 		 $1,325,363
               			Fannie Mae	           FNM	    21,570 		 $1,596,180
               			Merrill Lynch        	MER    	 7,000 		 $467,250
Healthcare (Products)	8.53%
                  Abbott Labs	          ABT	    15,760 		 $772,240
               			American Home Prods	  AHP	     4,000 		 $225,250
               			Bristol Myers Squibb 	BMY    	 6,620 		 $885,839
               			Johnson & Johnson	    JNJ    	 2,440 		 $204,655
               			Merck & Co.	          MRK    	 4,220 		 $623,241
               			Pfizer Inc.	          PFE	     2,660 		 $333,664
Oil & Gas	7.42%	 	Amoco Corp.	          AN	     12,400 		 $748,650
               			Chevron              	CHV    	 7,300 		 $605,444
               			Exxon                	XON   	 10,600 		 $775,125
               			Texaco	               TX	      9,800 		 $518,175
Retailing	4.08% 		Home Depot Inc.      	HD	      7,730 		 $472,979
               			Sears Roebuck & Co.  	S	      13,300 		 $565,250
               			Wal-Mart Stores	      WMT	     5,150 		 $419,403
Software	1.30%		  Microsoft Corp.*	     MSFT   	 3,340 		 $463,216
Telecommunications	13.02%
                  Ameritech Corp.	      AIT	    17,020 		 $1,078,643
               			Bell Atlantic Corp.	  BEL   	 13,340 		 $757,879
               			Bellsouth Corp.	      BLS	    14,900 		 $743,138
               			GTE Corp.            	GTE	    10,070 		 $679,096
              	 		AT& T Corp.	          T	      18,450 		 $1,388,363

 Total Common Stocks: 	92.68%		 (Cost $27,592,083)   				 $33,080,675
 Other Assets Less Liabilities  		7.32%		 			              $2,611,456
 Net Assets:  100% 	 Equivalent to $34.91 per share on 1,022,321
	 Shares of Capital Stock Outstanding 						              $35,692,131
 * Non-Income Producing

			 The accompanying notes are an integral part of the financial statements

Ameristock Mutual Fund
Statement of Assets and Liabilities
December 31, 1998
Unaudited

Assets:
Investment Securities at Market Value
      (Identified Cost- $27,592,083)			 $33,080,675
Cash	                                 		 $2,589,905
Accounts Receivables
     Dividends			                           $54,175
     Interest			                               $-
     Other			                                  $411
     Fund Shares Sold			                       $-
	Total Assets:		                        $35,725,166


Liabilities:
Accounts Payable
     Fund Shares Redeemed	                  		 $-
Accrued Management Fee			                   $33,035
	Total Liabilities:		                       $33,035

Net Assets	                          		 $35,692,131


Net Assets Consist of:
	Capital Paid In	                     	  $29,174,429
	Undistributed Net Investment Income		       $72,275
	Undistributed Net Capital Gain		           $956,835
	Unrealized Appreciation in Value of Investments
     Based on Identified Cost- Net         $5,488,592
NET ASSETS FOR 1,022,231 SHARES OUSTANDING$35,692,131

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
     PRICE PER SHARE ($35,692,131/ 1,022,321)			 $34.91



		 The accompanying notes are an integral
		 part of the financial statements

Ameristock Mutual Fund
Statement of Operations
Six Months Ending December 31, 1998
Unaudited

Investment Income:
	Dividends		                                 $242,307
	Interest		                                   $11,717
	Other		                                         $-
		Total Investment Income	                   $254,024

Expenses:
	Management Fee		                            $111,177
	Less Waiver of Management Fee		                $(411)
		Total Expenses	                            $110,766
Net Investment Income		                    	 $143,258

Realized and Unrealized Gain on Investments
	Net Realized Gain (Loss) on Investments		 $1,089,339
	Net Change in Unrealized Appreciation
	     (Depreciation) on Investments		      $2,365,072
	Net Realized and Unrealized Gain (Loss)
	     on Investments		                     $3,454,411

Net Increase (Decrease) in Net Assets
     Resulting from Operations			          $3,597,669



		 The accompanying notes are an integral
		 part of the financial statements

Ameristock Mutual Fund
Statement of Changes in Net Assets
Unaudited
                                 			 July 1, 1998 to 		 July 1, 1997 to
                                  			December 31, 1998		June 30, 1998

From Operations:
	Net Investment Income	                  	 $143,258 		 $122,048
	Net Realized Gain (Loss)		              $1,089,339 		 $194,468
	Net Change in Unrealized Appreciation
	      (Depreciation) on Investments		   $2,365,072 		 $1,871,395
			                                      $3,597,669 		 $2,187,911

Distributions to Shareholders:
	Ordinary Income		                        $(140,308)		 $(115,734)
	Capital Gains		                          $(313,250)		 $(220,489)
                                      			 $(453,558)		 $(336,224)

From Capital Share Transactions:
	Proceeds from 1,113,328 Shares Issued		 $36,119,311 		 $9,665,215
	Net Asset Value of 9,036 Shares Issued
	     from Reinvestment of Dividends	     	 $306,145 		 $246,962
	Cost of 505,097 Shares Redeemed		      $(16,630,739)		 $(5,654,317)
                                     			 $19,794,717 		 $4,257,860

Net Increase in Net Assets           			 $22,938,828 		 $6,109,548
Net Assets at Beginning of Period			     $12,753,303 		 $6,643,755
Net Assets at End of Period (including
    Undistributed Net Investment Income
    of $145,667 and $69,472 respectively)$35,692,131 		 $12,753,303


		 The accompanying notes are an integral
		 part of the financial statements

Ameristock Mutual Fund
Financial Highlights
Unaudited


Selected Data for a Share of Common Stock	Outstanding Throught the Period
                         		Jul 1/98 to		Jul 1/97 to		Jul 1/96 to		Aug 31/95 to
                          	31-Dec-98	  	30-Jun-98	  	30-Jun-97	  	30-Jun- 96 (1)

Net Asset Value at Begining of Period
                         			 $31.48    		 $25.06 	  	 $19.03 	   	 $15.00
Net Investment Income		     	 $0.21 	    	 $0.41    		 $0.52 	    	 $0.43
Net Gains (Losses) on Securities- Realized
     and Unrealized		       	 $3.66 		     $7.26 	   	 $5.94 	    	 $3.78
	Total From Investment Ops		 $35.35 	   	 $32.73 	  	 $25.49    		 $19.21
Dividend Distribution
	Net Investment Income		     $(0.22)		    $(0.42)	  	 $(0.39)		    $(0.18)
	Capital Gains		             $(0.22)	   	 $(0.83)	  	 $(0.04)	      	 $-
Total Distributions		      	 $(0.44)	   	 $(1.25)	  	 $(0.43)	   	 $(0.18)
Net Asset Value at End of Period
                             $34.91 		    $31.48 		   $25.06 		    $19.03

Total Return		               	24.60%*     	30.61%		    33.95%	     	33.70%*

Ratios/ Supplemental Data
     Net Assets End of Period (millions)
                             $35.69 	   	 $12.75    		 $6.64 	    	 $2.23
     Ratio of Expenses to Average Net Assets
	Prior to Reimbursement	      	1.00%*      	0.95%	     	1.06%	      	0.90%(1)*
	After Reimbursement	         	0.98%*      	0.90%	     	0.56%      		0.00%	*
     Ratio of Net Income to Average Net Assets
	Prior to Reimbursement		      1.28%*      	1.43%	     	1.89%      		1.47%	*
	After Reimbursement		         1.30%*      	1.48%	     	2.39%		      2.90%	(1)*
     Portfolio Turnover Rate		20.57%		     11.85%	    	21.48%      		7.43%




*  Annualized
(1)  From Inception of Investment Activity (8/31/95)



					 The accompanying notes are an integral
					 part of the financial statements

AMERISTOCK MUTUAL FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998


1.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund's investment objective is to seek total return through capital appreciation and current income by investing (under normal market conditions) at least 80% of the value of its total assets in equity securities consisting of common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share. Significant accounting policies of the Fund are presented below:

SECURITY VALUATION:
Investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. The cost of securities sold is determined on the identified cost basis. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors. Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES:
It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory and administration agreement with Ameristock Corporation. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's net assets. The Investment Advisor has obligated itself to reimburse the Fund to the extent the Fund's total annual expenses excluding taxes, interest, brokerage commissions and extraordinary litigation expenses exceed 1% of its average daily net asset value. The advisor received management fees of $111,177 during the six months ending December 31, 1998. During the Fund's initial year, the Advisor had paid all Fund expenses.

3.)  RELATED PARTY TRANSACTIONS
Certain owners of Ameristock Corporation are also owners and/or directors of Ameristock Mutual Fund. These individuals may receive benefits from any management fees paid to the Advisor. 34% of the Fund's stock is controlled by FTC & Company. 32% of the Fund's stock is controlled by DLJ-Pershing. 21% of the Fund's stock is controlled by National Financial Services Corp. All of the preceding companies are unrelated to the Fund or Ameristock Corp. The preceding companies can be deemed as controlling persons.

AMERISTOCK MUTUAL FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
DECEMBER 31, 1998



4.)  CAPITAL STOCK AND DISTRIBUTION
     At December 31, 1998, 100 million shares of capital stock ($.005 par value) were authorized, and paid-in capital amounted to $29,174,430. Transactions in common stock were as follows:


       Shares sold.............................1,113,328
       Shares issued to shareholders in
         reinvestment of dividends.................9,036
                                               1,122,364
       Shares redeemed..........................(505,097)
       Net increase..............................617,267
       Shares Outstanding:
         Beginning of period.....................405,054
         End of period.........................1,022,321



5.)  PURCHASES AND SALES OF SECURITIES
During the six months ended December 31, 1998, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $22,259028 and $3,881,251 respectively.

6.)  FINANCIAL INSTRUMENTS DISCLOSURE
There are no reportable financial instruments which have any off-balance sheet risk as of December 31, 1998.

7.)  SECURITY TRANSACTIONS
For Federal income tax purposes, the cost of investments owned at December 31, 1998 was the same as identified cost.

At December 31, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                                              Net Appreciation
               Appreciation	 (Depreciation)	   (Depreciation)
               $ 6,029,549	   $ (540,957)	      $ 5,488,592

8 )  DISTRIBUTIONS
During the six months ended December 31, 1998, distributions of $140,308 were paid from net investment income and $313,250 were paid from realized short and long term capital gains.